UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Intelsat S.A.

(Exact Name of Registrant as Specified in its Charter)

Grand Duchy of Luxembourg	001-35878	98-1009418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette
Luxembourg
Grand Duchy of Luxembourg
L-1246
(Address of principal executive offices)

+352 27-84-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Intelsat S.A. (the “Company”) held its 2021 Annual General Meeting of Shareholders (the “AGM”) and an Extraordinary General Meeting of Shareholders (the “EGM”) in Luxembourg.

AGM Voting Results

The final AGM voting results are set forth below. For more information on the proposals, see the Company’s definitive proxy statement with respect to the AGM on Schedule 14A, filed with the SEC on April 27, 2021 (as amended, the “AGM Proxy Statement”).

Proposal 1: By the following vote, the shareholders approved the Company’s statutory stand-alone financial statements for the year ended on December 31, 2020 (containing 2019 and 2020 financial information):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,333,631	11,640,533	4,245,420	0

Proposal 2: By the following vote, the shareholders approved the Company’s consolidated financial statements for the year ended on December 31, 2020 (containing 2019 and 2020 financial information):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,327,181	11,648,703	4,243,700	0

Proposal 3: By the following vote, the shareholders approved the allocation of the Company’s annual results for the year ended on December 31, 2020:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,162,382	11,786,969	4,270,233	0

Proposal 4: This proposal was withdrawn prior to the AGM.

Proposal 5: By the following vote, the following three persons were elected to serve as Class II directors of the Company, each for a term ending at the Company’s 2024 annual general meeting of shareholders:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Robert Callahan	56,304,821	13,401,120	1,513,643	0
David McGlade	56,175,240	13,550,970	1,493,374	0
Stephen Spengler	56,369,809	13,357,673	1,492,102	0

Proposal 6: By the following vote, the shareholders approved the directors’ remuneration for the year 2021:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,293,535	14,429,574	1,496,475	0

Proposal 7: By the following vote, the shareholders approved the re-appointment of KPMG LLP as Independent Registered Public Accounting Firm and of KPMG Luxembourg, S.C. as approved statutory auditor (réviseur d’entreprises agréé) of the Company:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
58,455,685	12,048,134	715,765	0

Proposal 8: By the following vote, the shareholders approved, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the AGM Proxy Statement:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
52,450,143	13,841,685	4,927,756	0

EGM Voting Results

The final EGM voting results are set forth below. For more information on the proposal, see the Company’s definitive proxy statement with respect to the EGM on Schedule 14A, filed with the SEC on May 6, 2021.

Proposal 1: By the following vote, the shareholders approved continuing the Company and not dissolving the Company:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
61,392,674	351,032	10,948,945	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: June 16, 2021	By:	/s/ Michelle Bryan
	Name:	Michelle Bryan
	Title:	General Counsel, Chief Administrative Officer & Secretary